May 10, 1995







         Securities and Exchange Commission
         450 Fifth Street, N.W.
         Judiciary Plaza
         Washington, DC 20549

         RE:  C-COR ELECTRONICS, INC.

         Gentlemen:

         C-COR Electronics, Inc. (the "Registrant") hereby transmits for filing via EDGAR, the Registrant's Current Report on Form 8-K dated May 10, 1995.

                                         Sincerely,


                                         /s/ JACK B. ANDREWS
                                         Vice President-Finance,
                                         Secretary and Treasurer

         JBA/jld
         Attachment











                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF

                        THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported)  May 10, 1995


                               C-COR ELECTRONICS, INC.
              (Exact name of registrant as specified in its charter)


              Pennsylvania           0-10726               24-0811591
         (State or other juris-     (Commission file       (IRS Employer
         diction of incorporation)   number)          Identification No.)


         60 Decibel Road, State College, Pennsylvania             16801
         (Address of principal executive offices)              (Zip Code)


         Registrant's telephone number, including area code (814) 238-2461


                                      Not applicable
         (Former name or former address, if changed since last report)
















                                        (1)
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         Item 5.  Other Events

                  The  Registrant   reported   on   May   10,   1995  that
         Daniel W. Finch had recently resigned as President and Chief Operating Officer of the Registrant.


















































                                        (2)

                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                C-COR ELECTRONICS, INC.



         Dated:       May 10, 1995              By:/s/ JACK B. ANDREWS
                                                   Jack B. Andrews
                                                   Vice President-Finance,
                                                   Secretary & Treasurer




































                                        (3)
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